UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2004

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15605	58-2511877
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia      30309

(Address of principal executive offices)     (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure

On April 22, 2004, EarthLink, Inc. (the “Company”) issued a press release announcing that Kevin M. Dotts, Vice President of Finance and Principal Accounting Officer, has been named the Company’s new Chief Financial Officer replacing Lee Adrean.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description
99.1	Press release dated April 22, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
(Registrant)

By:	/s/ Charles G. Betty
Name: Charles G. Betty
Title: Chief Executive Officer

Date: April 23, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press release dated April 22, 2004